EXHIBIT 10.2

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT,
                        RESIGNATION OF COLLATERAL AGENT,
                 AND APPOINTMENT OF SUBSTITUTE COLLATERAL AGENT


         This First Amendment to Amended and Restated Credit Agreement, Resignation of Collateral Agent and Appointment of Substitute Collateral Agent (this "Amendment") is dated as of May 29, 1997, by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the "Borrower"), each Bank (as defined in the Credit Agreement), BANKERS TRUST COMPANY, individually (in its individual capacity, "Bankers Trust"), as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and as an issuing bank (in such capacity, together with its successors in such capacity, an "Issuing Bank"), BANQUE PARIBAS, a French bank acting through its Houston Agency, individually (in its individual capacity, "Paribas"), as substitute collateral agent (effective upon the execution of this Amendment and the simultaneous resignation by First Union as collateral agent) (in such capacity, together with its successors in such capacity, the "Substitute Collateral Agent"), and as documentation agent (in such capacity, together with its successors in such capacity, the "Documentation Agent"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, individually (in its individual capacity, "First Union"), as collateral agent (until such time as its resignation becomes effective with the execution of this Amendment) (in such capacity, the "Resigning Collateral Agent"), and as syndication agent (until such time as its resignation becomes effective with the execution of this Amendment) (in such capacity, the "Resigning Syndication Agent").

                                R E C I T A L S:

         WHEREAS, the Borrower, each Bank, the Administrative Agent, the Documentation Agent, the Resigning Collateral Agent and the Resigning Syndication Agent, have entered into that certain Amended and Restated Credit Agreement dated as of April 30, 1997 (as amended, modified, or supplemented from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed to make revolving credit loans available to the Borrower under the terms and provisions stated therein; and

         WHEREAS, the Borrower has requested the Banks and the Agents to amend certain provisions of the Credit Agreement to permit the issuance by the Borrower of up to $140,000,000 of senior unsecured debt, the proceeds of which will be used to repay the Bridge Loan in full and to repay a portion of the outstanding Loans under the Credit Agreement; and

         WHEREAS, simultaneously with the execution and delivery of this Amendment, (a) First Union is resigning as Collateral Agent and as Syndication Agent under the Credit Agreement, (b) the Banks are electing Paribas as Collateral Agent and (c) First Union is agreeing to execute


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 1

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          and  deliver one or more assignments of liens in favor of Paribas,  as
Collateral Agent for the Banks and the Bridge Lenders; and

         WHEREAS, the Banks and the Agents are willing to amend the Credit Agreement as hereinafter provided; and

         WHEREAS, the Borrower, the Banks and the Agents now desire to amend the Credit Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

         Section 2.1 Amendments to Section 1.1. Section 1.1 of the Credit Agreement is amended as follows:

     (a) The definitions of "L/C Application" and "Subordinated Debt" are hereby deleted in their entirety.

     (b) The following definitions are hereby added to Section 1.1 of the Credit
Agreement:

                           "'Indenture' means that certain Indenture dated as of
                  May 29, 1997, executed by and among the Borrower, the Guarantors and First Union National Bank of North Carolina, as trustee."

                           "'Senior  Unsecured Debt' means up to $140,000,000 of
                  senior unsecured Debt issued by the Borrower pursuant to the terms of the Indenture upon the terms and conditions set forth therein, the proceeds of which shall be used to repay the Bridge Loan in full and to repay outstanding Loans hereunder."

     (c) The definition of "Change in Control" is hereby amended by adding the following language after the word "mean":


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     "either (i) a change of control as defined in the Indenture or (ii)"

         Section 2.2 Amendment to Section 2.8. The third sentence of Section 2.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "Upon the  issuance  by the  Borrower  of the  Senior
                  Unsecured Debt, the Borrowing Base shall be permanently reduced to $60,000,000; in the case of any other issuances of Debt by the Borrower, the Borrowing Base shall be redetermined, in the sole discretion of the Majority Banks, as provided herein."

     Section 2.3 Amendment to Section 3.1. Section 3.1 of the Credit Agreement is hereby ------------------------ amended as follows:

     (a) The parenthetical in the second sentence of Section 3.1 of the Credit Agreement is hereby deleted in its entirety.

     (b) The third sentence of Section 3.1 of the Credit Agreement is hereby deleted in its entirety.

         Section 2.4  Amendment to Section  3.3. The second  sentence of Section
3.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "Such  Issuing  Bank  shall  notify  each Bank of its
                  receipt of such notice and of the face amount of Letter of Credit being requested on the day such notice is received by such Issuing Bank, if received by 12:00 P.M. New York, New York time on a Business Day, and, otherwise, on the next succeeding Business Day."

         Section 2.5 Amendments to Section 3.5. Section 3.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "Section  3.5  Letter of Credit  Fees.  The  Borrower
                  shall pay to the Administrative Agent for the account of the Banks (to be shared ratably) a nonrefundable Letter of Credit fee, payable quarterly in arrears, in an amount equal to the greater of (i) 1% per annum of the face amount of such Letter of Credit, for the period during which such Letter of Credit remains outstanding, based on a 360 day year and the actual number of days elapsed, or (ii) $350. The Borrower shall pay to the Issuing Bank for its own account a nonrefundable Letter of Credit fee, payable quarterly in arrears, in an amount equal to 0.125% per annum of the face amount of such Letter of Credit, for the period during which such Letter of Credit remains outstanding, based on a 360 day year and the actual number of days elapsed. In addition to the foregoing fees, the Borrower shall pay or reimburse the applicable Issuing Bank for such normal and customary costs and expenses as are incurred or charged by such Issuing Bank in issuing, effecting payment under, transferring, amending or otherwise administering any Letter of Credit."


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     Section 2.6 Amendment to Section 3.7.  Subsection (a) of Section 3.7 of the
Credit Agreement is hereby amended by deleting the words "at negotiation."

     Section 2.7 Amendment to Section 4.5. The following subsection (f) is hereby added to Section 4.5 of the Credit Agreement:

                           "(f) If the Senior  Unsecured  Debt shall at any time
                  become due and payable prior to its stated maturity as a result of a Change in Control, then, at the option of the Required Banks, the Commitments shall be cancelled and the Borrower shall immediately prepay the outstanding Loans in full, together with accrued interest to the date of such prepayment."

     Section 2.8 Amendment to Section 10.10. The following language is hereby added at the end of Section 10.10 of the Credit Agreement:

                  "or a prepayment of the Senior Unsecured Debt required under the Indenture pursuant to a Change in Control."

     Section 2.9 Amendment to Section 14.1. Section 14.1 of the Credit Agreement is hereby amended by deleting all references to "Administrative Agent" therein and substituting instead the words "Documentation Agent".

     Section 2.10 References to Subordinated Debt. The Credit Agreement is hereby amended by deleting all references to "Subordinated Debt" therein and substituting instead the words "Senior Unsecured Debt".

     Section 2.11 Amendment to Exhibit C. Exhibit C to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I to this Amendment.

     Section 2.12 Resignation and Appointment of Collateral Agent. Effective simultaneously with the execution of this Amendment, in accordance with the provisions of Section 13.9 of the Credit Agreement, (a) First Union hereby resigns as collateral agent and syndication agent under the Credit Agreement,
(b) the other Agents, the Banks and the Issuing Bank hereby irrevocably appoint and authorize Paribas to act as the Collateral Agent under the Credit Agreement and each of the other Loan Documents, (c) Paribas consents to such appointment and agrees to perform the duties of the Collateral Agent as specified in the Credit Agreement, and (d) First Union hereby agrees to execute and deliver any and all documents and instruments necessary to effect the appointment of Paribas as Collateral Agent, including without limitation UCC-3 assignments and amendments to or assignments of Security Documents related to the Mortgaged Properties.

     Section 2.13 Application of Proceeds of Senior Unsecured Debt. Notwithstanding anything contained in Section 4.7 of the Credit Agreement to the contrary, the Borrower and each of the Banks and the Agents hereby agree that the proceeds of the Senior Unsecured Debt shall be applied first, to repay the Bridge Loan in full, second, to repay in full the outstanding Loans


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 4

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owing by the  Borrower to First Union,  and third,  to repay  outstanding  Loans under the Credit Agreement owing by the Borrower to Paribas and Bankers Trust.

     Section 2.14 First Union No Longer a Bank. Effective immediately upon repayment in full of the outstanding Loans owing to First Union, First Union shall no longer be a Bank under the Credit Agreement, and First Union hereby agrees to immediately deliver the original Note executed by the Borrower in favor of First Union (marked paid in full) to the Administrative Agent.

     Section 2.15 Modified Commitments. Effective immediately upon the application of the proceeds of the Senior Unsecured Debt in accordance with
Section 2.13 hereof, the Commitments listed on the signature pages to the Credit Agreement are hereby deleted, and the new Commitments shall be as set forth on the signature pages to this Amendment. In connection therewith, all of the parties to this Amendment hereby acknowledge that, upon repayment in full of the Loans owing to First Union, First Union shall no longer have a Commitment under the Credit Agreement, and its Commitment shall be deemed to be cancelled.

     Section 2.16 New Notes. Effective immediately upon the application of the proceeds of the Senior Unsecured Debt and the repayment in full of Loans owing to First Union, the Borrower shall execute new Notes in favor of Paribas and Bankers Trust, in the principal amount of each such Bank's modified Commitment.


                                   ARTICLE III

                                  Miscellaneous

     Section 3.1 Ratifications, Representations and Warranties. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. The Borrower, the Banks and the Agents agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 3.2 Reference to the Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 3.3 Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 14.1 of the Credit Agreement.



FIRST AMENDMENT TO CREDIT AGREEMENT - Page 5

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     Section 3.4 Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

     Section 3.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York.

     Section 3.6 Successors and Assigns. This Amendment is binding upon and shall enure to the benefit of the Banks, the Agents and the Borrower and their respective successors and assigns.

     Section 3.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

     Section 3.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 3.9 NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.








                [Balance of this page intentionally left blank.]


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 6

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         EXECUTED as of the day and year first above written.



BORROWER:

MAGNUM HUNTER RESOURCES, INC.


By:
     David S. Krueger
     Vice President and Chief Accounting Officer


ADMINISTRATIVE AGENT:

BANKERS TRUST COMPANY



By
     Name:
     Title:




FIRST AMENDMENT TO CREDIT AGREEMENT - Page 7

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DOCUMENTATION AGENT
AND SUBSTITUTE COLLATERAL AGENT:

BANQUE PARIBAS



By:
     Barton D. Schouest
     Group Vice President

                            - and -



By:
     Michael H. Fiuzat
     Assistant Vice President

RESIGNING COLLATERAL AGENT
AND RESIGNING SYNDICATION AGENT:

FIRST UNION NATIONAL BANK
OF NORTH CAROLINA



By:
     Michael J. Kolosowsky
     Vice President


ISSUING BANK:

BANKERS TRUST COMPANY


By
     Name:
     Title:




FIRST AMENDMENT TO CREDIT AGREEMENT - Page 8

BANKS:

Modified Commitment:               BANQUE PARIBAS
37,500,000.00


                             By:
                                   Barton D. Schouest
                                   Group Vice President

                                        - and -



                             By:
                                    Michael H. Fiuzat
                                    Assistant Vice President


 Modified Commitment:               FIRST UNION NATIONAL BANK
       CANCELLED                    OF NORTH CAROLINA



                             By:
                                     Michael J. Kolosowsky
                                     Vice President



Modified Commitment:                 BANKERS TRUST COMPANY
     $37,500,000

                              By:
                              Name:
                              Title:



DA971410133



FIRST AMENDMENT TO CREDIT AGREEMENT - Page 9

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                          ACKNOWLEDGEMENT BY GUARANTORS


        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of the Amendment, (ii) confirms and ratifies the terms of the Amended and Restated Subsidiary Guaranty, (iii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment and (iv) represents and warrants that (a) no Default or Event of Default has occurred or is continuing or would otherwise be created by the Amendment, (b) it is in full compliance with all covenants and agreements pertaining to it in the Credit Documents and
(c) it has reviewed a copy of the Amendment.

              Executed as of the 29th day of May, 1997.

                                           GUARANTORS:

                                           HUNTER GAS GATHERING, INC.
                                           GRUY PETROLEUM MANAGEMENT CO.
                                           MAGNUM HUNTER PRODUCTION, INC.
                                           CONMAG ENERGY CORPORATION
                                           RAMPART PETROLEUM, INC.


                                   By:
                                           David S. Krueger
                                           Authorized Officer

DA971410133
052997 v6
316:17811-1


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 10